BRITISH COLUMBIA

Ministry of Finance
Corporate and Personal
Property Registries
www.corporateonline.gov.bc.ca

Mailing Address:
PO BOX 9431 Stn Prov Govt.
Victoria BC V8W 9V3

Location:
2nd Floor - 940 Blanshard St.
Victoria BC
250 356-8626

Continuation Application

FORM 16
BUSINESS CORPORATIONS ACT
Section 302

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

RON TOWNSHEND
January 9, 2006

FILING DETAILS: *Continuation Application for* WEALTH MINERALS LTD.

Incorporation Number: C0745243

Filed Date and Time: January 9, 2006 12:15 PM Pacific Time

Recognition Date and Time: Continued into British Columbia January 9, 2006 12:15 PM Pacific Time

CONTINUATION APPLICATION

Name Reservation Number:

NR6074184

Name Reserved:

WEALTH MINERALS LTD.

PREVIOUS FOREIGN JURISDICTION INFORMATION

Identifying Number In Foreign Jurisdiction:

206277436

Name in Foreign Jurisdiction:

WEALTH MINERALS LTD.

Date of Incorporation, Continuation, or Amalgamation in Foreign Jurisdiction:

October 07, 1994

Foreign Jurisdiction:

ALBERTA

EXTRAPROVINCIAL REGISTRATION INFORMATION

Previous Registration Number in BC:

A0042270

Extraprovincial Company's Name in BC:

WEALTH MINERALS LTD.

Authorization for Continuation

The authorization for the continuation into BC from the foreign corporations jurisdiction was filed.

NOTICE OF ARTICLES

Name of Company:

WEALTH MINERALS LTD.

REGISTERED OFFICE INFORMATION

Mailing Address:
SUITE 2300-1055 DUNSMUIR STREET
P.O. BOX 49122, FOUR BENTALL CENTRE
VANCOUVER BC V7X 1J1
CANADA

Delivery Address:
SUITE 2300-1055 DUNSMUIR STREET
P.O. BOX 49122, FOUR BENTALL CENTRE
VANCOUVER BC V7X 1J1
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
SUITE 2300-1055 DUNSMUIR STREET
P.O. BOX 49122, FOUR BENTALL CENTRE
VANCOUVER BC V7X 1J1
CANADA

Delivery Address:
SUITE 2300-1055 DUNSMUIR STREET
P.O. BOX 49122, FOUR BENTALL CENTRE
VANCOUVER BC V7X 1J1
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
BARTLETT, MICHAEL

Mailing Address:
6100 LEXINGTON PARK
ORLANDO FL 32819
UNITED STATES

Delivery Address:
6100 LEXINGTON PARK
ORLANDO FL 32819
UNITED STATES

Last Name, First Name, Middle Name:
FREEMAN, GARY

Mailing Address:
903-1485 WEST 6TH AVENUE
VANCOUVER BC V6H 4G1
CANADA

Delivery Address:
903-1485 WEST 6TH AVENUE
VANCOUVER BC V6H 4G1
CANADA

Last Name, First Name, Middle Name:
VAN ALPHEN, HENK

Mailing Address:
1354 MCTAVISH ROAD
NORTH SAANICH BC V8L 5T3
CANADA

Delivery Address:
1354 MCTAVISH ROAD
NORTH SAANICH BC V8L 5T3
CANADA

Last Name, First Name, Middle Name:
POGUE, JERRY

Mailing Address:
666 POST STREET, #1402
SAN FRANCISCO CA 94109
UNITED STATES

Delivery Address:
666 POST STREET, #1402
SAN FRANCISCO CA 94109
UNITED STATES

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	common Shares	Without Par Value With Special Rights or Restrictions attached
2.	No Maximum	preferred Shares	Without Par Value With Special Rights or Restrictions attached